UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 2003

                             JACO ELECTRONICS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        NEW YORK                000-05896                   11-1978958
        ----------              ---------                   ----------
 (State or other jurisdiction  (Commission              (I.R.S. Employer
   of incorporation            File Number)             Identification No.)


                   145 OSER AVENUE, HAUPPAUGE, NEW YORK 11788
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (631) 273-5500



                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99 Press Release dated April 17, 2003, issued by Jaco Electronics, Inc.

Item 9. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition.

On April 17, 2003, Jaco Electronics, Inc. issued a press release announcing its results for its third quarter of the fiscal year ending June 30, 2003. A copy of the press release is attached as Exhibit 99.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                                             EXHIBIT INDEX


Exhibit No.

     99               Press release dated April 17, 2003.

                                  S I G N A T U R E




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 17, 2003
                                           JACO ELECTRONICS, INC.
                                                     (Registrant)



                                 BY:  /s/ Jeffrey D. Gash
                                      -----------------------------------------
                                      Jeffrey D. Gash, Executive Vice President,
                                       Finance and Secretary
                                      (Principal Financial Officer)